EQUITRUST LIFE INSURANCE COMPANY

EquiTrust Life Variable Account II
Supplement Dated February 23, 2006
to the
Prospectus For
Flexible Premium Last Survivor Variable Life Insurance Policy
(Dated May 1, 2005)


This supplement describes certain information about the flexible premium last survivor variable life insurance policy (the "Policy") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Policy prospectus for future reference.

Effective May 1, 2006, the JPMorgan Investment Trust Mid Cap Value Subaccount ("Mid Cap Value Subaccount") will no longer be available for investment (allocation of premium payments and transfers). Accumulated Value in the Mid Cap Value Subaccount as of May 1, 2006 may continue to remain in the Subaccount. However, once Accumulated Value has been transferred from the Subaccount on or after May 1, 2006, that Accumulated Value may not be reallocated to the Subaccount.